                                                                    Exhibit 10.4


Amendment One to Development Agreement                               Page 1 of 7


* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                              AMENDMENT ONE
                                    TO

                          DEVELOPMENT AGREEMENT

    This Amendment One made as of the day last subscribed below ("Effective Date") between SRI International, a California, non-profit and public benefit corporation, having a place of business located at 333 Ravenswood Avenue, Menlo Park, CA 94025 (hereinafter "SRI") and Lipid Sciences Incorporated, a Delaware corporation, having a place of business located at 7068 Koll Center Parkway, Suite 401, Pleasanton, CA 94566 (hereinafter "LSI").

      WHEREAS, SRI and LSI have entered in to a development agreement having an effective date of October 6, 2000 (hereinafter "Development Agreement") and which the parties hereby amend; and

      WHEREAS, the parties intend that this Amendment One provides an extension of the Phase I Development Period of the Development Agreement as originally executed

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, SRI and LSI agree as follows:

1. For consistency and unless otherwise defined herein all initially capitalized terms shall have the meaning set forth in the Development Agreement.

2. The parties hereby agree that the Phase I Development Period shall mean the period commencing on October 6, 2000 and unless terminated earlier as provided the Development Agreement or extended by the mutual written agreement of the parties, shall expire on March 30, 2001.

3. The parties hereby agree that the research fee authorized by LSI for the Phase I Development Period as set forth in 2.2.1 of the Development Agreement, has not been changed.

4. The parties hereby agree that the Development Plan for Phase I shall be amended as follows and a copy of the amended Development Plan is attached hereto as Exhibit A: (i) Task 10 is deleted and may be included in Phase II depending on the experimental results of Task 9; (ii) Task 11 Output with respect to the record of a preliminary design review has been deleted from Phase I and shall be included in Phase II; (iii) Tasks 14-18 are to be deleted from Phase I and shall be included in Phase II; and. (iv) Tasks 20 and 21 shall be added to the Development Plan for Phase I to cover the single solvent work and material compatibility.

5. Section 3.5 shall be amended to read:

        "3.5. License Grant to SRI for Internal Research Purposes. LSI hereby grants to SRI a perpetual, non-exclusive, royalty-free license (without the right to grant sublicenses) to practice and use the Development Program Intellectual Property for Internal Research Purposes."

6. Section 11.1, Notices, the LSI telephone number for Phil Radlick shall be amend to read "925-249-4010" and the facsimile number to read "925-249-4040".

Amendment One to Development Agreement                               Page 2 of 7

*CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Unless expressly amended by this Amendment One, all other terms and conditions of the Development Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date last subscribed below.

SRI:                                       LSI:
SRI International                          Lipid Sciences, Incorporated


By /s/ Valerie J. Hooper                   By: /s/ Phil Radlick
  -------------------------                   ----------------------------------
    Valerie J. Hooper                               Phil Radlick, Ph.D.
    Associate Director,                       President/ Chief Executive Officer
    Corporate Development


Date: March 8, 2001                         Date: March 8, 2001

Amendment One to Development Agreement                               Page 3 of 7



* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                EXHIBIT A

              AMENDED TASKS FOR DEVELOPMENT PLAN FOR PHASE 1


                                   [*]

                     Amendment One to Development Agreement

* Certain Information in this Exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

                               Exhibit A (con't)

                                      [*]

                     Amendment One to Development Agreement

*Certain Information in this Exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

                               Exhibit A (con't)

                                      [*]

                     Amendment One to Development Agreement
*Certain information in this Exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

                               Exhibit A (con't)

                                      [*]

                     Amendment One to Development Agreement

*Certain information in this Exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               Exhibit A (con't)

                                      [*]